Exhibit 99.1

              Century Reports Third Quarter 2004 Financial Results

      October 26, 2004, Monterey, CA - Century Aluminum Company (NASDAQ: CENX) reported that a one-time, after-tax charge of $30.6 million for refinancing debt offset strong operating earnings, resulting in a net loss of $16.0 million, or $.51 a common share, for the third quarter of 2004. For the third quarter of 2003, the company reported a net loss of $5.4 million, or $0.28 a common share after preferred dividends.

                              Quarterly Highlights

      - Operating income was $35.8 million, a six-fold increase over the year-ago quarter.

      - Domestic debt was refinanced, lowering the company's borrowing rate from 11-3/4% to slightly over 5%, extending maturities and creating greater flexibility for the company. The one-time cost of tendering for the $325 million in notes due 2008 was $30.6 million after tax, or $0.96 a share.

      -     Sales and aluminum shipments were quarterly records.

      Sales for the third quarter of 2004 were $274.3 million compared with $201.5 million for the third quarter of 2003. Total shipments of primary aluminum for the 2004 third quarter were 344.2 million pounds, compared with
292.6 million pounds for the year-ago quarter.

      Net income for the first nine months of 2004 was $7.0 million, or $0.23 a common share after preferred dividends. This compares with net income of $7.2 million, or $0.27 a common share after preferred dividends, for the 2003 period.

      Sales in the first nine months of 2004 were $770.1 million, compared with $576.7 million for the year-ago period. Total shipments of primary aluminum for the 2004 period were 971.4 million pounds versus 839.6 million pounds for the year-ago period.

      Financial results for 2004 include Nordural from April 27, 2004 , the date of acquisition.

      Commenting on the company's performance, Craig A. Davis, chairman and chief executive officer, said:

      "Our overall performance in the recent quarter benefited from favorable metal prices and our first full-quarter ownership of our Nordural Operations in Iceland. We refinanced our high-cost, long-term debt with lower cost debt that will produce substantial savings in interest and puts the company in a much stronger position. Cash flow remains very strong, and we prepaid $100 million of Nordural debt.

      "Our costs increased principally due to the replacement of more reduction cells than anticipated, fuel surcharges at the Mt. Holly, SC reduction plant, and administrative expenses relating to acquisitions, financings and Sarbanes-Oxley compliance.

      "On October 1, 2004, we completed the acquisition of a 50-percent interest in an alumina refinery in Gramercy, LA, and related bauxite assets in Jamaica. These assets were placed on sale by Kaiser Aluminum & Chemical Corp. as part of its plan for emerging from bankruptcy. The acquisition ensures the continued supply of alumina to our Hawesville, KY reduction plant."

      Century owns 615,000 metric tons per year (mtpy) of primary aluminum capacity. The company owns and operates a 244,000-mtpy plant at Hawesville, KY, a 170,000-mtpy plant at Ravenswood, WV and a 90,000- mtpy plant at Grundartangi, Iceland. Century also owns a 49.67-percent interest in a 222,000-mtpy reduction plant at Mt. Holly, SC. Alcoa Inc. owns the remainder and is the operating partner. Century's corporate offices are located in Monterey, CA.

      Forward Looking Statements -- This press release may contain "forward-looking statements" within the meaning of U.S. federal securities laws. Century has based its forward-looking statements on current expectations and projections about the future, however these statements are subject to risks, uncertainties and assumptions, any of which could cause Century's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in Century's filings with the Securities and Exchange Commission. Century does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Century Aluminum Company
Editorial Contact: A. T. Posti 831 642-9364

                            Century Aluminum Company
                      Consolidated Statements of Operations
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                             Three months ended       Nine months ended
                                                                                September 30,            September 30,
                                                                           ----------------------    ----------------------
                                                                              2004         2003         2004         2003
                                                                           ---------    ---------    ---------    ---------
NET SALES:
     Third-party customers .............................................   $ 231,502    $ 170,086    $ 649,278    $ 487,287
     Related parties ...................................................      42,815       31,402      120,866       89,377
                                                                           ---------    ---------    ---------    ---------
                                                                             274,317      201,488      770,144      576,664

COST OF GOODS SOLD .....................................................     230,948      191,448      644,535      551,142
                                                                           ---------    ---------    ---------    ---------

GROSS PROFIT ...........................................................      43,369       10,040      125,609       25,522

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ...........................       7,567        3,929       16,966       12,150
                                                                           ---------    ---------    ---------    ---------

OPERATING INCOME .......................................................      35,802        6,111      108,643       13,372

INTEREST INCOME (EXPENSE) - Net ........................................     (10,140)     (11,258)     (32,028)     (32,616)
NET GAIN (LOSS) ON FORWARD CONTRACTS ...................................      (3,149)      (3,481)     (17,146)      38,423
LOSS ON EARLY EXTINGUISHMENT OF DEBT ...................................     (47,448)          --      (47,448)          --
OTHER INCOME (EXPENSE) .................................................          (4)         (10)        (609)        (510)
                                                                           ---------    ---------    ---------    ---------

INCOME (LOSS) BEFORE INCOME TAXES ......................................     (24,939)      (8,638)      11,412       18,669

INCOME TAX (EXPENSE) BENEFIT ...........................................       8,890        3,271       (4,373)      (6,556)
                                                                           ---------    ---------    ---------    ---------
INCOME (LOSS) BEFORE MINORITY INTEREST AND
   CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE .................     (16,049)      (5,367)       7,039       12,113

MINORITY INTEREST ......................................................          --           --           --          986
                                                                           ---------    ---------    ---------    ---------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE ......................................     (16,049)      (5,367)       7,039       13,099

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
   PRINCIPLE, NET OF TAX BENEFIT OF $3.4 MILLION .......................          --           --           --       (5,878)
                                                                           ---------    ---------    ---------    ---------

NET INCOME (LOSS) ......................................................     (16,049)      (5,367)       7,039        7,221

PREFERRED DIVIDENDS ....................................................          --         (500)        (769)      (1,500)
                                                                           ---------    ---------    ---------    ---------

NET INCOME (LOSS) APPLICABLE TO COMMON SHAREHOLDERS ....................   $ (16,049)   $  (5,867)   $   6,270    $   5,721
                                                                           =========    =========    =========    =========


EARNINGS (LOSS) PER COMMON SHARE
    Basic - Before cumulative effect of change in accounting principle .   $   (0.51)   $   (0.28)   $    0.23    $    0.55
    Basic - Cumulative effect of change in accounting principle ........   $      --    $      --    $      --    $   (0.28)
                                                                           ---------    ---------    ---------    ---------
    Basic - Net income (loss) ..........................................   $   (0.51)   $   (0.28)   $    0.23     $   0.27
                                                                           =========    =========    =========    =========

    Diluted - Before cumulative effect of change in accounting principle   $   (0.51)   $   (0.28)   $    0.23    $    0.55
    Diluted - Cumulative effect of change in accounting principle ......   $      --    $      --    $      --    $   (0.28)
                                                                           ---------    ---------    ---------    ---------
    Diluted - Net income (loss) ........................................   $   (0.51)   $   (0.28)   $    0.23    $    0.27
                                                                           =========    =========    =========    =========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
     Basic .............................................................      31,754       21,070       27,542       21,070
     Diluted ...........................................................      31,754       21,070       27,659       21,074

               See Notes to Consolidated Statements of Operations

                            Century Aluminum Company
                 Notes to Consolidated Statements of Operations
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

2004

Cost of Goods Sold includes a year to date credit of $2,273 for net Lower of Cost or Market (LCM) inventory adjustments.

2003

Cost of Goods Sold includes a credit of $1,223 and $1,617 for net LCM inventory adjustments in the quarter and year to date respectively.

Cost of Goods Sold includes a charge of $1,555 for the quarter and year to date for additional costs associated with spot purchases of alumina due to a supplier production curtailment.

                            Century Aluminum Company
                           Consolidated Balance Sheets
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                         September 30,     December 31,
ASSETS                                                                                        2004             2003
                                                                                         -------------    -------------
Current Assets:
     Cash ............................................................................   $      76,474    $      28,204
     Restricted cash .................................................................           1,675               --
     Accounts receivable - net .......................................................          70,478           51,370
     Due from affiliates .............................................................          12,094           10,957
     Inventories .....................................................................         102,652           89,360
     Prepaid and other assets ........................................................           8,896            4,101
     Deferred taxes - current portion ................................................          12,796            3,413
                                                                                         -------------    -------------
          Total current assets .......................................................         285,065          187,405
Property, Plant and Equipment - Net ..................................................         754,207          494,957
Intangible Asset - Net ...............................................................          89,891           99,136
Goodwill .............................................................................         107,259               --
Other Assets .........................................................................          37,976           28,828
                                                                                         -------------    -------------
          Total ......................................................................   $   1,274,398    $     810,326
                                                                                         =============    =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Accounts payable, trade .........................................................   $      52,607    $      34,829
     Due to affiliates ...............................................................          57,702           27,139
     Accrued and other current liabilities ...........................................          44,237           30,154
     Accrued employee benefits costs - current portion ...............................           8,295            8,934
     Convertible senior notes ........................................................         175,000               --
     Industrial revenue bonds ........................................................           7,815            7,815
     Long term debt - current portion ................................................           5,945               --
                                                                                         -------------    -------------
          Total current liabilities ..................................................         351,601          108,871

Senior Secured Notes Payable - Net ...................................................           9,874          322,310
Senior Unsecured Notes Payable .......................................................         250,000               --
Nordural Debt ........................................................................          77,425               --
Note Payable - Affiliates ............................................................              --           14,000
Accrued Pension Benefit Costs - Less current portion .................................          12,003           10,764
Accrued Postretirement Benefits Costs - Less current portion .........................          84,871           78,218
Other Liabilities ....................................................................          34,879           33,372
Due to Affiliates - Less current portion .............................................           9,978               --
Deferred Taxes .......................................................................          57,610           55,094
                                                                                         -------------    -------------
          Total noncurrent liabilities ...............................................         536,640          513,758

Shareholders' Equity:
     Convertible Preferred Stock (8.0% cumulative, 0 and 500,000 shares outstanding at
       September 30, 2004 and December 31, 2003, respectively) .......................              --           25,000
     Common Stock (one cent par value, 50,000,000 shares authorized; 31,986,798
       shares outstanding at September 30, 2004 and 21,130,839 at December 31, 2003) .             320              211
     Additional Paid-In Capital ......................................................         414,642          173,138
     Other Comprehensive Loss ........................................................         (27,103)          (5,222)
     Accumulated Deficit .............................................................          (1,702)          (5,430)
                                                                                         -------------    -------------
          Total shareholders' equity .................................................         386,157          187,697
                                                                                         -------------    -------------
          Total ......................................................................   $   1,274,398    $     810,326
                                                                                         =============    =============

                            Century Aluminum Company
                      Consolidated Statements of Cash Flow
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                      Nine Months Ended
                                                                         September 30,
                                                                    ----------------------
                                                                       2004         2003
                                                                    ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income ................................................   $   7,039    $   7,221
      Adjustments to reconcile net income to net cash provided by operating activities:
          Unrealized (Gain) Loss on forward contracts ...........       4,712       (6,974)
          Depreciation and amortization .........................      36,889       38,403
          Deferred income taxes .................................      (3,965)       3,125
          Pension and other postretirement benefits .............       7,253        7,592
          Inventory market adjustment ...........................      (2,273)      (1,617)
          Loss on disposal of assets ............................         719          841
          Minority Interest .....................................          --         (986)
          Cumulative effect of change in accounting principle ...          --        9,308
          Non-Cash Loss on Early Extinguishment of Debt .........       9,659           --
          Change in operating assets and liabilities:
               Accounts receivable - net ........................     (10,342)      (7,170)
               Due from affiliates ..............................      (1,346)        (866)
               Inventories ......................................         966        4,512
               Prepaids and other assets ........................      (1,276)      (1,046)
               Accounts payable, trade ..........................       7,730          101
               Due to affiliates ................................       4,606        3,897
               Accrued and other current liabilities ............       7,850       11,392
               Other - net ......................................       3,643       10,309
                                                                    ---------    ---------
          Net cash provided by operating activities .............      71,864       78,042

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchase of property, plant and equipment .................      (8,832)     (12,389)
      Nordural expansion ........................................     (17,482)          --
      Acquisitions ..............................................    (184,869)     (59,837)
                                                                    ---------    ---------
          Net cash used in investing activities .................    (211,183)     (72,226)

CASH FLOWS FROM FINANCING ACTIVITIES:
      Borrowings ................................................     425,569           --
      Repayment of third party debt .............................    (422,846)          --
      Repayment of related party debt ...........................     (14,000)          --
      Financing fees ............................................     (12,805)        (297)
      Dividends .................................................      (3,311)         (11)
      Issuance of common stock ..................................     214,982            3
                                                                    ---------    ---------
          Net cash provided by financing activities .............     187,589         (305)

NET INCREASE IN CASH ............................................      48,270        5,511

CASH, BEGINNING OF PERIOD .......................................      28,204       45,092
                                                                    ---------    ---------

CASH, END OF PERIOD .............................................   $  76,474    $  50,603
                                                                    =========    =========

                            Century Aluminum Company
                             Selected Operating Data
                    (in Thousands, Except Dollars per Pound)
                                   (Unaudited)

                          SHIPMENTS - PRIMARY ALUMINUM

                   Direct (1)              Toll
              -------------------   -------------------
               Pounds    $/Pound     Pounds    Revenue
              --------   --------   --------   --------
2004
3rd Quarter    292,978   $   0.83     51,218   $ 31,095
2nd Quarter    294,816   $   0.82     35,600   $ 21,483
1st Quarter    296,743   $   0.78         --         --

2003
3rd Quarter    292,567   $   0.69         --         --
2nd Quarter    290,023   $   0.68         --         --
1st Quarter    257,040   $   0.70         --         --

(1)   Does not include Toll shipments from Nordural

               FORWARD PRICED SALES

                 2005       2006       2007
               --------   --------   --------
Pounds          426,729    169,205    177,472